SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  JULY 7, 1998

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission              IRS Employer
jurisdiction                        File Number             Identification
of incorporation                                            Number

Delaware                              1-3492                No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On July 7, 1998 registrant issued a press release entitled Halliburton Awarded Well Services Contract by Phillips Petroleum Norway pertaining, among other things, to an announcement that Halliburton AS, the Norwegian division of registrant's Halliburton Energy Services business unit, has been awarded a contract to provide Phillips Petroleum Norway with zonal isolation and pumping services for the entire Ekofisk field area in the North Sea. The initial contract is for a five-year period and includes an option for an additional five years.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated July 7, 1998.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HALLIBURTON COMPANY




Date:    July 14, 1998               By: /s/ Susan S. Keith
                                        ----------------------------------
                                             Susan S. Keith
                                             Vice President and Secretary







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                                  EXHIBIT INDEX


Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 5
                           July 7, 1998
                           Incorporated by Reference






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